UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule §240.14a-12

MOBILE MINI, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

*** Exercise Your Right to Vote ***  Important Notice Regarding the Availability of Proxy Materials for the  Stockholder Meeting to Be Held on April 27, 2017.  Meeting Information  MOBILE MINI, INC.  Meeting Type: Annual Meeting  For holders as of: February 27, 2017  Date: April 27, 2017 Time: 11:00 AM Local Time  Location:  Mobile Mini, Inc.  Radisson Hotel Phoenix Airport  427 North 44th Street  Phoenix, Arizona 85008   You are receiving this communication because you hold  shares in the company named above.   This is not a ballot. You cannot use this notice to vote these  shares. This communication presents only an overview of  the more complete proxy materials that are available to  you on the Internet. You may view the proxy materials  online at www.proxyvote.com or easily request a paper copy  (see reverse side).   We encourage you to access and review all of the important  information contained in the proxy materials before voting.  MOBILE MINI, INC.  4646 E. VAN BUREN STREET  SUITE 400  PHOENIX, AZ 85008   E21525-P84586  See the reverse side of this notice to obtain  proxy materials and voting instructions.

Before You Vote  How to Access the Proxy Materials  Proxy Materials Available to VIEW or RECEIVE:  Proxy Materials Available to VIEW or RECEIVE:  NOTICE AND PROXY STATEMENT FORM 10-K  How to View Online:  Have the information that is printed in the box marked by the arrow (located on the  following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for  requesting a copy. Please choose one of the following methods to make your request:    1) BY INTERNET: www.proxyvote.com   2) BY TELEPHONE: 1-800-579-1639   3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked  by the arrow (located on the following page) in the subject line.  XXXX XXXX XXXX XXXX  XXXX XXXX XXXX XXXX  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment  advisor. Please make the request as instructed above on or before April 13, 2017 to facilitate timely delivery.  How To Vote  E21526-P84586  Please Choose One of the Following Voting Methods  Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the  possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any  special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.  Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.  XXXX XXXX XXXX XXXX

Voting Items  The Board of Directors recommends you vote FOR  all the following nominees:  1. Election of Directors   Nominees:  The Board of Directors recommends you vote  FOR proposals 2 and 3 and for ONE YEAR for  proposal 4.   1a. Michael L. Watts   1b. Erik Olsson  2. Ratify the selection of KPMG LLP as the Company's Independent Registered Public Accounting Firm for the year ending December 31, 2017.   1c. Sara R. Dial  3. Advisory vote to approve named executive officer  compensation.   1d. Jeffrey S. Goble   1e. James J. Martell  4. Advisory vote on the frequency of future advisory  votes on named executive officer compensation.   1f. Stephen A McConnell  NOTE: When properly executed, this proxy will be voted  as directed. If no direction is given, the proxies will vote  FOR each of the listed nominees in proposal 1, FOR  proposals 2 and 3 and for ONE YEAR on proposal 4. If  any other matters properly come before the meeting,  the proxies will vote as the Board may recommend.   1g. Frederick G. McNamee, III   1h. Kimberly J. McWaters   1i. Lawrence Trachtenberg E21527-P84586

E21528-P84586